UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023 (June 14, 2023)

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Park Avenue, 25th Floor New York, New York 10017
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CION	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On June 14, 2023, Murray Hill Funding, LLC (“Murray Hill Funding”), a wholly-owned, special purpose financing subsidiary of CĪON Investment Corporation (“CION”), entered into (i) a Fifth Amended and Restated Master Confirmation (Class A-1 Notes) to the Global Master Repurchase Agreement (the “Fifth Amended Master Confirmation”) with UBS AG (“UBS”), and (ii) an Amended and Restated Master Confirmation (Class A-R Notes) to the Global Master Repurchase Agreement (the “Amended Master Confirmation”, and together with the Fifth Amended Master Confirmation, the “Confirmations”) with UBS.

Under the Confirmations, the date that Murray Hill Funding will be required to repurchase the Class A-1 Notes and the Class A-R Notes (collectively, the “Notes”) previously sold to UBS under the UBS facility was extended from November 19, 2023 to November 19, 2024. Also under the Confirmations, the financing fee payable to UBS was revised from a floating rate equal to the three-month London Interbank Offered Rate (“LIBOR”), plus a spread of 3.375% per year, to a floating rate equal to the three-month Secured Overnight Financing Rate (“SOFR”), plus a spread of (a) to (but excluding) November 19, 2023, 3.375% per year and a LIBOR to SOFR spread adjustment of 0.15%, and (b) thereafter, 3.20% per year. The effective date of the Confirmations is June 15, 2023. No other material terms of the UBS facility were revised in connection with the Confirmations.

The foregoing description of the Confirmations as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of such agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated by reference herein. A copy of a press release announcing the foregoing is also attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Fifth Amended and Restated Master Confirmation to the Global Master Repurchase Agreement (Class A-1 Notes), dated as of June 14, 2023, by and between Murray Hill Funding, LLC and UBS AG.
10.2	Amended and Restated Master Confirmation to the Global Master Repurchase Agreement (Class A-R Notes), dated as of June 14, 2023, by and between Murray Hill Funding, LLC and UBS AG.
99.1	Press Release dated June 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation
Date:	June 15, 2023	By: /s/ Michael A. Reisner
Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
10.1	Fifth Amended and Restated Master Confirmation to the Global Master Repurchase Agreement (Class A-1 Notes), dated as of June 14, 2023, by and between Murray Hill Funding, LLC and UBS AG.
10.2	Amended and Restated Master Confirmation to the Global Master Repurchase Agreement (Class A-R Notes), dated as of June 14, 2023, by and between Murray Hill Funding, LLC and UBS AG.
99.1	Press Release dated June 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).